UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CEAD	Nasdaq Capital Market
Warrants to purchase Common Stock	CEADW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 — Amendments to Articles of Incorporation or By Laws; Change in Fiscal Year

Change in Fiscal Year

On June 29, 2025, the Board of Directors of CEA Industries Inc. (“Company”) took action to change the fiscal year end for the Company going forward to be April 30, to commence with the new fiscal year end of April 30, 2025. The action was taken to align the financial reporting of the Company with the operations and current reporting periods of Fat Panda Ltd., 7446285 Manitoba Ltd., Fat Panda Direct Ltd., and 10050200 Manitoba Ltd. which were acquired as of June 6, 2025.

The Company will file a transition Annual Report 10-KT on or before September 29, 2025, subject to extension pursuant to filing a Report on Form 12b-25.

The By-Laws, Article XI of the Company provide for the Board of Directors to determine the fiscal year of the Company from time to time.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 3, 2025

CEA INDUSTRIES INC.

By:	/S/ Anthony K. McDonald
Anthony K. McDonald,
Chief Executive Officer